UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2012
(Date of earliest event reported)

AMERICAN PUBLIC EDUCATION, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 WEST CONGRESS STREET, CHARLES TOWN, WV	25414	304-724-3700
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders.

As described in Item 5.03 below, the contents of which are incorporated herein by reference, effective March 23, 2012 the Board of Directors (the “Board”) of American Public Education, Inc. (the “Company”) approved amendments to the bylaws of the Company providing for a majority vote standard for director elections and adopted the Third Amended and Restated Bylaws of the Company to effect these amendments.  These amendments modify the rights of the holders of the Company’s Common Stock in the election of directors by establishing a majority voting standard for uncontested elections.

A copy of the Third Amended and Restated Bylaws of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5 – Corporate Governance and Management

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Majority Voting for Election of Directors.  Effective March 23, 2012, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Committee”), approved amendments to the Company’s bylaws that provide for a majority voting standard for uncontested director elections and a mechanism for the consideration of the resignation of an incumbent director who does not receive a majority of the votes cast in an uncontested election.  These amendments were effected by the Board’s adoption of the Third Amended and Restated Bylaws of the Company.  These amendments were approved and the Third Amended and Restated Bylaws were adopted by the Board as part of the Company’s continuing efforts to enhance corporate governance.

The amendments to the Company’s bylaws affected Section 2.10 and changed the vote standard for the election of directors in an uncontested election from a plurality to a majority of the votes cast.  Under the adopted majority voting standard, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed 50% of the votes cast with respect to that director nominee.  In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.

In addition, the amendments to the Company’s bylaws affected Section 3.3 and provided that if an incumbent director is nominated in an uncontested election, the director nominee is required, as a condition of the director’s nomination, to submit an irrevocable letter of resignation to the Board.  If an incumbent director nominee does not receive a majority of the votes cast, the Committee, or another committee designated by the Board, will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision within 90 days from the date of certification of the election results.  If the resignation is accepted, the resulting vacancy on the Board can be filled by action of the remaining members of the Board.

The foregoing description of the amendments to the Company’s bylaws and the Third Amended and Restated Bylaws of the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws of the Company, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9– Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Third Amended and Restated Bylaws of American Public Education, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.
Date: March 26, 2012	By:	/s/ Harry T. Wilkins
Harry T. Wilkins Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1           Third Amended and Restated Bylaws of American Public Education, Inc.